UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


          Date of Report:  December 15, 1998
          Date of Earliest Event Reported:  December 15, 1998


                           Boise Cascade Corporation
         ____________________________________________________________
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    1-5057          82-0100960
_________________________________________________________________
(State or Other Jurisdiction of    (Commission      (IRS Employer
Incorporation or Organization)     File Number)  Identification No.)


   1111 W. Jefferson St., Boise, Idaho                     83728
_________________________________________________________________
(Address of Principal Executive Offices)                (ZIP Code)


Registrant's Telephone Number, Including Area Code:  208/384-6161

ITEM 5.     OTHER EVENTS.

     Boise Cascade issued a news release on December 15, 1998, announcing a companywide cost-reduction initiative and the restructuring of certain operations.

     The company also announced it will record a pretax write-off of approximately $40 million, or 42 cents per share after tax, in the fourth quarter of 1998. A copy of the news release is filed as Exhibit 99.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit 99     News release issued by the Company on
                         December 15, 1998.







                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BOISE CASCADE CORPORATION



                                   /s/ Karen E. Gowland
                                   _________________________
                                   Karen E. Gowland
                                   Vice President and Corporate Secretary


Date:  December 15, 1998

                                 EXHIBIT INDEX


Exhibit No.         Description                                Page
___________         ___________________                        ____

   99               News Release Issued by the Company
                    on December 15, 1998.